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                                                                   Exhibit 10(n)
                                                                   -------------

                      RETIREMENT PLAN FOR DIRECTORS OF
                              H.B. FULLER COMPANY
                                 1994 REVISION

                               TABLE OF CONTENTS
                               -----------------
     Section                                                                Page
     -------                                                                ----

1.   Purpose..............................................................    1
2.   Definitions..........................................................    1
     (a)  Administrator...................................................    1
     (b)  Beneficiary.....................................................    1
     (c)  Board...........................................................    1
     (d)  Company.........................................................    1
     (e)  Compensation....................................................    1
     (f)  Director........................................................    1
     (g)  Effective Date..................................................    1
     (h)  Engage in a Competing Business..................................    1
     (i)  Plan............................................................    1
     (j)  Retire..........................................................    2
     (k)  Year of Service.................................................    2
3.   Eligibility..........................................................    2
     (a)  10 Years of Service.............................................    2
     (b)  Removal for Cause...............................................    2
4.   Retirement Benefits..................................................    2
5.   Death Benefits.......................................................    2
     (a)  Before Eligibility..............................................    2
     (b)  Before Retirement...............................................    2
     (c)  Before Commencement.............................................    3
     (d)  After Commencement..............................................    3
     (e)  Present Value...................................................    3
     (f)  Time of Payment.................................................    3
6.   Beneficiaries........................................................    3
     (a)  Designation.....................................................    3
     (b)  Time of Determination...........................................    3
     (c)  Administrator's Determination...................................    4
7.   Post-Retirement Services.............................................    4
8.   Provision of Benefits................................................    4
9.   Amendment and Termination............................................    4
     (a)  Authority To Amend..............................................    4
     (b)  Retroactive Effects.............................................    4
     (c)  Preservation of Accruals........................................    4
10.  Administration.......................................................    5
11.  Forfeiture of Benefits...............................................    5
12.  Miscellaneous........................................................    5
     (a)  No Effect on Director's Term....................................    5
     (b)  No Assignment of Benefits.......................................    5
     (c)  Addition to Other Benefits......................................    5
     (d)  Governing Law and Forum.........................................    5

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                       RETIREMENT PLAN FOR DIRECTORS OF
                              H.B. FULLER COMPANY
                                 1994 REVISION

1. PURPOSE The Retirement Plan for Directors of H.B. Fuller Company is designed to enhance the Company's ability to attract and retain competent and experienced Directors.

2. DEFINITIONS Except as otherwise specified or as the context may otherwise require, the following terms shall have the meanings given below for all purposes of this Plan.

     (a) "Administrator" means the Compensation Committee of the Board or the person performing administrative duties under the Plan pursuant to the delegation by such committee.

     (b) "Beneficiary" means the person or persons determined under Section 6 to be entitled to receive any benefit payable under the Plan after a Director's death.

     (c) "Board" or "Board of Directors" means the Board of Directors of the Company.

     (d)  "Company" means H.B. Fuller Company and its successors.

     (e) "Compensation" means the amount of the annual retainer established from time to time in accordance with the Company's bylaws as compensation for service as a non-employee member of the Board, including any retainer for serving as chair of a committee of the
          Board.   Compensation will include any portion of the annual and chair retainer payment of which is deferred pursuant to an agreement between the Company and the Director, including for this purpose the full value of the credits made to the Director's account under the H.B. Fuller Company Directors' Retainer Stock Plan on account of the Director's election to defer his or her retainer fee under that plan (currently 110% of the amount of the retainer fee payable in the absence of such an election). Except for deferred amounts described in the preceding sentence, Compensation will not include any fees paid for attendance at meetings of the Board or any committee of the Board, expense reimbursements, benefits not payable in cash, benefits payable under this Plan or other amounts in excess of the annual and chair retainers.

     (f) "Director" means Elmer L. Andersen and any person who is a member of the Board at any time on or after the Effective Date who has never been employed by the Company or by any subsidiary of the Company.

     (g) "Effective Date" means February 21, 1985, the date of adoption of this Plan by the Board.

     (h) "Engage in a Competing Business" means to be a member of the board of directors of, or perform services for, or in connection with, any business engaged in the manufacture or sale of any product, process, equipment, concept or service (in existence or under development) that resembles or competes with any product, process, equipment, concept or service (in existence or under development) of the Company or any of its affiliated entities.

     (i) "Plan" means the Retirement Plan for Directors of H.B. Fuller Company as it may be amended from time to time.
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     (j)  "Retire" or "Retirement" means any termination of a Director's membership on the Board other than by reason of the Director's death or removal for cause.

     (k) "Year of Service" means a whole year of service as a Director of the Company, whether before or after the Effective Date and whether or not continuous. Each period of a Director's service will be measured from the date he or she becomes a Director to the date he or she ceases to be Director, and, if the service is not continuous, 365 days will constitute one year.

3.   ELIGIBILITY

     (a) 10 Years of Service Except as provided in clause (b), each Director who Retires after completing 10 or more Years of Service will be eligible for benefits under the Plan.

     (b) Removal for Cause No benefit will be payable under any provision of this Plan to a Director, or to a Beneficiary of a Director, who has been removed from the Board for cause.

4. RETIREMENT BENEFITS The annual retirement benefit payable to a Director will be an amount equal to the Director's Compensation at the rate in effect immediately preceding the Director's Retirement. Subject to the limitations of
Section 11, benefits will be paid in equal quarter-annual installments for the number of years equal to the lesser of 15 or the number of the Director's Years of Service. Installments will be paid on the same dates as the annual retainer fees are payable to active directors and will commence on the first quarterly retainer fee payment date following the later of the Director's 60th birthday or the Director's Retirement.

5. DEATH BENEFITS Subject to the limitations of Sections 11, the death benefits described below will be payable following a Director's death.

     (a) Before Eligibility If a Director who has not completed at least 10 Years of Service dies while a member of the Board, the Director's Beneficiary will receive a lump-sum death benefit equal to five times the Director's Compensation in effect immediately preceding the Director's death.

     (b) Before Retirement If a Director who has completed 10 or more Years of Service dies while a member of the Board, the Director's Beneficiary will receive a lump sum death benefit equal to the sum of the following:

          (i) An amount equal to five times the Director's Compensation in effect immediately preceding the Director's death; plus

          (ii) An amount equal to the present value, determined as provided below, of a series of quarter-annual installments (A) equal to one-fourth of the Director's Compensation in effect immediately preceding the Director's death, (B) commencing on the first quarterly retainer fee payment date following the later of the date the deceased Director would have attained age 60 and the date of the Director's death and (C) payable for the number of years equal to the lesser of 10 or the number of the Director's Years of Service less 5.

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     (c)  Before Commencement  If a Director dies after Retirement but before benefits have commenced, the Director's Beneficiary will receive a lump sum death benefit equal to the present value, determined as provided below, of the retirement payments the Director would have received under this Plan if he or she had survived.

     (d) After Commencement If a Director dies after his or her benefits have commenced but before receiving all of the payments due under this Plan, the Director's Beneficiary will receive a lump sum death benefit equal to the present value, determined as provided below, of the remaining payments that would have been made to the Director if he or she had survived.

     (e) Present Value The present value of installment payments will be determined by discounting the payments at a rate equal to the prime rate of interest announced by Norwest Bank Minnesota or, if such bank ceases to operate, the national banking organization designated by the Administrator, in effect on the last banking business day of the month preceding the month in which the lump sum payment is made.

     (f) Time of Payment Any benefit payable to the Beneficiary of a deceased Director will be payable within sixty days following the date on which the Administrator has finally determined the identity of the Beneficiary. No interest will be payable on account of any delay in such payment.

6.   BENEFICIARIES

     (a) Designation A Director may designate a Beneficiary and may, at any time, alter or revoke any prior designation without the consent of any Beneficiary or any other person. To be effective, any such designation, alteration or revocation must be in writing, in such form as the Administrator may prescribe and filed with the Administrator prior to the Director's death. If, at the time of a Director's death, no effective Beneficiary designation is on file with the Administrator or if the Beneficiary does not survive the Director, the Director's Beneficiary will be the person or persons in the first of the following classes in which there is a survivor.

          (i)   The Director's spouse.

          (ii) The Director's natural and adopted children, in equal shares, except that if any child predeceases the Director leaving issue who survive the Director, such issue shall take by right of representation the share their parent would have taken if living.

          (iii) The personal representative of the Director's estate.

     (b) Time of Determination The Beneficiary of a Director will be determined as of the date of the Director's death. If the Beneficiary dies before all benefits due under the Plan have been paid, any remaining payments will be made to the personal representative of the Beneficiary's estate or to the personal representative's assignee.

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     (c)  Administrator's Determination  The Administrator's good faith determination of the identity of a deceased Director's Beneficiary will be conclusive, and any payment of benefits to the person determined by the Administrator to be the Beneficiary will fully discharge the Company's obligation under this Plan to the extent of such payment.

7. POST-RETIREMENT SERVICES So long as any benefit remains payable to a Director who has Retired, the Director will use his or her best efforts to be available to provide such consultation services to the Company as the Company may, from time to time, reasonably request. A Director's inability to provide such services will not affect his or her entitlement to benefits under the Plan.

8. PROVISIONS OF BENEFITS All benefits under the Plan will be provided from the general assets of the Company. No Director or Beneficiary will acquire any interest in any specific assets of the Company by reason of this Plan; provided that the Company may, in its discretion, maintain a trust from which all or part of the benefits will be paid and may grant Directors the right to recover benefits directly from such trust. Except as otherwise provided under the terms of such a trust, a Director to whom benefits are due under this Plan will be a general unsecured creditor of the Company.

9.   AMENDMENT AND TERMINATION

     (a) Authority To Amend Subject to the provisions of clauses (b) and (c), the Board reserves the right to amend or terminate this Plan at any time, and any amendment may be retroactive. The termination and any amendment will be set forth in a written instrument certified by the Chief Executive Officer or President of the Company and by the Chair of the Compensation Committee of the Board.

     (b) Retroactive Effects No termination or amendment of the Plan may reduce the benefits of any Director who has Retired, or the Beneficiary of a Director who has died, before the adoption of the termination or amendment by the Board. For this purpose, a Director who resigns will be considered to have Retired as of the date specified in a written notice of resignation delivered to the Board or as of the date of such delivery, if later. The notice will be deemed to have been delivered as of the date it is personally delivered to the Chief Executive Officer or the President of the Company or the date, as shown by the postmark, on which it is mailed to either of them, postage prepaid and properly addressed to the Company's executive offices.

     (c) Preservation of Accruals A Director in office prior to the date an amendment or termination of the Plan is adopted (the "adoption date") will, if, at his or her Retirement, he or she has satisfied the conditions for a benefit that were in effect immediately prior to the adoption date, be entitled to a benefit that is not less than the product of (i) the benefit that would have been payable had the provisions of the Plan in effect immediately prior to the adoption date remained in effect, multiplied by (ii) a fraction, the numerator of which is the number of Years of Service the Director completed prior to the adoption date and the denominator of which is the lesser of 15 and the total number of Years of Service completed by the Director. The provisions of this clause will also apply to preserve the benefit payable to a Director's Beneficiary following his or her death.

10. ADMINISTRATION The Compensation Committee of the Board will be the Administrator of the Plan. The Administrator will have the discretionary power and authority to construe and interpret the Plan,

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to determine a person's eligibility for benefits under the Plan and the amount of such benefits, and to adopt such rules and procedures as it deems advisable for the administration of the Plan. The Compensation Committee may delegate to any of its members or to any employee of the Company such of its administrative duties as it deems advisable, subject to revocation of such delegation at any time. The good faith determinations of the Administrator will be final, conclusive and binding upon the Company and upon each Director and Beneficiary.

11. FORFEITURE OF BENEFITS Notwithstanding any contrary provision of this Plan, if a Director Engages in a Competing Business prior to the third anniversary of his or her Retirement and continues to Engage in a Competing Business after the 30-day period beginning on the date he or she receives the Administrator's written request that he or she cease to do so, all benefits otherwise payable under this Plan to such Director or to his or her Beneficiary after the end of such 30-day period will be forfeited, and such Director will cease to be covered under the Plan.

12.  MISCELLANEOUS

     (a) No Effect on Director's Term Neither the adoption and maintenance of this Plan nor any provision of the Plan will be deemed to give any Director the right to be retained as a Director or to limit a Director's right to terminate his or her directorship at any time.

     (b) No Assignment of Benefits No benefit under the Plan will be subject to alienation or assignment, except that benefits payable to the personal representative of a person's estate may be assigned in the course of the administration of the estate.

     (c) Addition to Other Benefits The retirement benefits under this Plan are in addition to all other awards, arrangements, contracts or benefits, if any, that any Director may have by virtue of service for the Company, unless and except to the extent that any such award, arrangement, contract or benefit otherwise provides.

     (d) Governing Law and Forum Except to the extent preempted by federal law, this Plan shall be construed, administered and enforced in accordance with the procedural and substantive laws of the State of Minnesota, without regard to conflicts of laws. Any action with respect to this Plan shall be brought in the jurisdiction in which the Company's executive offices are located.

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